NUMBER                       LASER PHOTONICS, INC.                      SHARES
NU _______                           (NEW)
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                              CUSIP 517903 308

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

              THIS CERTIFIES THAT


              IS THE OWNER OF

                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH OF THE COMMON STOCK OF

=======================LASER PHOTONICS, INC.=============================
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation and any amendments thereto to all of which the holder by acceptance hereof assents.
This Certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimilie signatures of its duly authorized officers.


                             CERTIFICATE OF STOCK

Dated
                             LASER PHOTONICS, INC.
                                   CORPORATE

                                    [SEAL]
                                     1987
                                   DELAWARE
ASSISTANT SECRETARY                              CHAIRMAN OF THE BOARD

COUNTERSIGNED
AMERICAN STOCK TRANSFER & TRUST COMPANY

    TRANSFER AGENT

By

    AUTHORIZED SIGNATURE

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       THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS A STATEMENT OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
      TEN COM--as tenants in common         UNIF GIFT MIN ACT--....Custodian....
      TEN ENT--as tenants by the entireties                    (Cust)    (Minor)
      JT TEN --as joint tenants with right of    under Uniform Gifts to Minors
               survivorship and not as tenants   Act..............
               in common                              (State)
                     Additional abbreviations may also be used though not in the above list.

               For value received__________hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------


----------------------------------------

_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)

_____________________________________________________________________________


_____________________________________________________________________________


____________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________________



                 ---------------------------------------------------------------
        NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

        IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A COMMERCIAL BANK OR A TRUST COMPANY.